Exhibit 99.1

Red Hat Reports Third Quarter Results

  Third quarter revenue of $290 million, up 23% year-over-year
  Third quarter GAAP operating income of $54 million, up 41% year-over-year; non-GAAP operating income of $79 million, up 36% year-over-year
  Third quarter GAAP EPS of $0.19, up 46% year-over-year; non-GAAP EPS of $0.28, up 40% year-over-year
  Third quarter operating cash flow of $97 million, up 36% year-over-year

RALEIGH, N.C.--(BUSINESS WIRE)--December 19, 2011--Red Hat, Inc. (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its fiscal year 2012 third quarter ended November 30, 2011.

Total revenue for the quarter was $290.0 million, an increase of 23% from the year ago quarter. Subscription revenue for the quarter was $246.5 million, up 24% year-over-year.

“Red Hat continues to benefit from enterprise customers that are seeking to leverage their IT infrastructure to drive significant productivity gains and agility across their organizations. The combination of strong sales execution, market demand and market share gains contributed to organic billings and revenue growth of 23% for the quarter,” stated Jim Whitehurst, President and Chief Executive Officer of Red Hat. “We also recently completed the acquisition and integration of Gluster, including the launch of our first Red Hat branded storage product for unstructured data. We will continue to expand our storage solutions in cloud computing and big data storage, and believe that Red Hat is well positioned to deliver disruptive solutions in the large and growing storage market.”

GAAP operating income for the third quarter was $53.6 million, or 18.5% operating margin. After adjusting for stock compensation and amortization expenses, as detailed in the tables below, non-GAAP operating income for the third quarter was $78.8 million, up 36% year-over-year. Non-GAAP operating margin was 27.2%, up 260 basis points from the year ago quarter.

Net income for the quarter was $38.2 million, or $0.19 per diluted share, compared with $26.0 million, or $0.13 per diluted share, in the year ago quarter. After adjusting for stock compensation and amortization expenses, as detailed in the tables below, non-GAAP net income for the quarter was $55.7 million, or $0.28 per diluted share, as compared to $39.1 million, or $0.20 per diluted share, in the year ago quarter.

Operating cash flow was $96.6 million for the third quarter, as compared to $70.8 million in the year ago quarter. At quarter end, the company’s total deferred revenue balance was $819.6 million, an increase of 20% on a year-over-year basis. Total cash, cash equivalents and investments as of November 30, 2011 was $1.2 billion.

“We continued to deliver consistent performance across our business which resulted in strong growth in our key financial metrics. At the same time, we continued to invest in strategic growth initiatives.” stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. “When compared to the first three quarters of last fiscal year, our year-to-date revenue, non-GAAP operating income and operating cash flow are up 26%, 35% and 35%, respectively.”

Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET today and can be accessed by the general public at Red Hat's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event has ended.

About Red Hat, Inc.

Red Hat, the world's leading provider of open source solutions and an S&P 500 company, is headquartered in Raleigh, NC with more than 70 offices spanning the globe. Red Hat provides high-quality, affordable technology with its operating system platform, Red Hat Enterprise Linux, together with cloud, virtualization, management, storage and service-oriented architecture (SOA) solutions, including Red Hat Enterprise Virtualization and JBoss Enterprise Middleware. Red Hat also offers support, training and consulting services to its customers worldwide. Learn more: http://www.redhat.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to delays or reductions in information technology spending; the effects of industry consolidation; the ability of the Company to compete effectively; uncertainty and adverse results in litigation and related settlements; the integration of acquisitions and the ability to market successfully acquired technologies and products; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; the ability to deliver and stimulate demand for new products and technological innovations on a timely basis; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; fluctuations in exchange rates; and changes in and a dependence on key personnel, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic and political conditions, governmental and public policy changes and the impact of natural disasters such as the earthquakes and floods, including events in Japan. The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

Red Hat Inc., Red Hat, the Shadowman logo and JBoss are registered trademarks of Red Hat in the U.S. and other countries. Linux is a registered trademark of Linus Torvalds.

RED HAT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands - except per share amounts)

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2011	2010	2011	2010
Revenue:

Subscriptions	$246,538	$198,842	$710,408	$564,101
Training and services	43,488	36,734	125,684	100,380

Total subscription, training and services revenue	290,026	235,576	836,092	664,481

Cost of revenue:

Subscriptions	17,041	13,336	48,876	38,256
Training and services	28,148	26,408	85,399	70,427

Total cost of subscription, training and services revenue	45,189	39,744	134,275	108,683

Total gross profit	244,837	195,832	701,817	555,798

Operating expense:
Sales and marketing	107,561	85,138	304,617	239,136
Research and development	53,739	43,083	153,515	126,102
General and administrative	29,965	29,655	92,277	84,294

Total operating expense	191,265	157,876	550,409	449,532

Income from operations	53,572	37,956	151,408	106,266
Interest income	2,075	1,608	6,138	5,046
Other income (loss), net	(227)	462	(167)	2,140

Income before provision for income taxes	55,420	40,026	157,379	113,452
Provision for income taxes	17,180	14,009	46,722	39,708

Net income	$38,240	$26,017	$110,657	$73,744

Net income-diluted	$38,240	$26,017	$110,657	$73,744

Net income per share:
Basic	$0.20	$0.14	$0.57	$0.39
Diluted	$0.19	$0.13	$0.56	$0.38

Weighted average shares outstanding:
Basic	193,393	191,296	193,162	189,410
Diluted	196,468	196,908	196,493	195,723

RED HAT, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

ASSETS
	November 30,	February 28,
	2011	2011 (1)
	(Unaudited)
Current assets:
Cash and cash equivalents	$526,665	$642,630
Investments in debt and equity securities	281,647	217,970
Accounts receivable, net	206,449	184,741
Deferred tax assets, net	69,460	75,720
Prepaid expenses	67,422	62,364
Other current assets	2,175	1,133

Total current assets	1,153,818	1,184,558

Property and equipment, net	83,925	75,558
Goodwill	591,061	463,673
Identifiable intangibles, net	104,566	109,932
Investments in debt securities	408,455	331,791
Other assets, net	38,449	33,810

Total assets	$2,380,274	$2,199,322

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$22,405	$16,285
Accrued expenses	101,107	90,229
Deferred revenue	609,746	572,637
Other current obligations	632	650

Total current liabilities	733,890	679,801

Deferred lease credits	5,058	5,215
Long term deferred revenue	209,869	199,617
Other long term obligations	24,060	23,990
Stockholders' equity:
Common stock	23	22
Additional paid-in capital	1,679,955	1,610,238
Retained earnings	355,707	245,050
Treasury stock, at cost	(619,744)	(562,792)
Accumulated other comprehensive loss	(8,544)	(1,819)

Total stockholders' equity	1,407,397	1,290,699

Total liabilities and stockholders' equity	$2,380,274	$2,199,322

(1) derived from audited financial statements

RED HAT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2011	2010	2011	2010

Cash flows from operating activities:
Net income	$38,240	$26,017	$110,657	$73,744
Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	12,392	11,829	38,278	35,240
Share-based compensation expense	20,770	15,340	55,710	44,189
Deferred income taxes	17,015	7,911	36,225	29,697
Excess tax benefits from share-based payment arrangements	(7,626)	(10,800)	(24,298)	(31,999)
Gain on sale of available-for-sale equity securities	-	(1,726)	(1,307)	(2,843)
Other	(233)	673	757	789
Changes in operating assets and liabilities:
Accounts receivable	(35,014)	(23,762)	(23,429)	(11,030)
Prepaid expenses	(3,096)	(4,613)	(6,324)	(9,357)
Accounts payable	6,585	5,544	6,209	2,662
Accrued expenses	15,621	16,343	15,386	24,595
Deferred revenue	32,046	26,803	56,167	39,184
Other	(144)	1,261	(159)	877

Net cash provided by operating activities	96,556	70,820	263,872	195,748

Cash flows from investing activities:
Purchase of available-for-sale debt securities	(329,730)	(314,729)	(731,016)	(535,093)
Proceeds from sales and maturities of available-for-sale debt securities	196,991	191,259	578,267	605,388
Proceeds from sales of available-for-sale equity securities	-	1,843	1,346	3,000
Acquisition of business, net of cash acquired	(135,210)	(31,381)	(135,210)	(31,381)
Purchase of strategic equity investments	(1,622)	-	(2,622)	-
Purchase of developed technologies and other intangible assets	(643)	(9,481)	(4,245)	(12,426)
Purchase of property and equipment	(11,115)	(10,079)	(31,294)	(25,171)

Net cash provided by (used in) investing activities	(281,329)	(172,568)	(324,774)	4,317

Cash flows from financing activities:
Excess tax benefits from share-based payment arrangements	7,626	10,800	24,298	31,999
Proceeds from exercise of common stock options	7,139	24,654	15,552	80,353
Purchase of treasury stock	-	-	(56,952)	(79,355)
Payments related to net settlement of employee share-based compensation awards	(20,118)	(14,899)	(32,103)	(23,089)
Proceeds from other borrowings	66	335	66	335
Payments on other borrowings	(136)	-	(825)	(877)

Net cash provided by (used in) financing activities	(5,423)	20,890	(49,964)	9,366

Effect of foreign currency exchange rates on cash and cash equivalents	(20,597)	6,545	(5,099)	(2,635)
Net increase (decrease) in cash and cash equivalents	(210,793)	(74,313)	(115,965)	206,796
Cash and cash equivalents at beginning of the period	737,458	669,227	642,630	388,118

Cash and cash equivalents at end of period	$526,665	$594,914	$526,665	$594,914

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Non cash share-based compensation expense included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2011	2010	2011	2010

Cost of revenue	$2,245	$1,607	$5,877	$4,168
Sales and marketing	7,157	4,922	18,829	13,469
Research and development	5,368	3,960	14,445	11,395
General and administration	6,000	4,851	16,559	15,157
Total share-based compensation expense	$20,770	$15,340	$55,710	$44,189

Amortization of intangible assets expense included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2011	2010	2011	2010

Cost of revenue	$669	$887	$2,864	$2,295
Sales and marketing	1,957	2,076	5,874	6,237
Research and development	940	925	3,254	2,775
General and administration	905	839	2,616	2,494
Total amortization of intangible assets expense	$4,471	$4,727	$14,608	$13,801

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2011	2010	2011	2010

GAAP net income	$38,240	$26,017	$110,657	$73,744

Provision for income taxes	17,180	14,009	46,722	39,708

GAAP income before provision for income taxes	$55,420	$40,026	$157,379	$113,452

Add: Non-cash share-based compensation expense	20,770	15,340	55,710	44,189
Add: Amortization of intangible assets	4,471	4,727	14,608	13,801

Non-GAAP adjusted income before provision for income taxes	$80,661	$60,093	$227,697	$171,442

Provision for income taxes (1)	25,005	21,033	68,521	60,005

Non-GAAP adjusted net income	$55,656	$39,060	$159,176	$111,437

Non-GAAP adjusted net income-diluted	$55,656	$39,060	$159,176	$111,437

Non-GAAP adjusted net income per share:
Basic	$0.29	$0.20	$0.82	$0.59
Diluted	$0.28	$0.20	$0.81	$0.57

(1) Provision for income taxes:
Non-GAAP adjusted net income before income tax provision	$80,661	$60,093	$227,697	$171,442
Estimated annual effective tax rate	31%	35%	31%	35%
Non-GAAP provision for income taxes before discrete tax benefit	$25,005	$21,033	$70,586	$60,005
Discrete tax benefit	-	-	2,065	-
Provision for income taxes on Non-GAAP adjusted net income	$25,005	$21,033	$68,521	$60,005

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Reconciliation of GAAP results to non-GAAP adjusted results

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2011	2010	2011	2010

GAAP gross profit	$244,837	$195,832	$701,817	$555,798

Add: Non-cash share-based compensation expense	2,245	1,607	5,877	4,168
Add: Amortization of intangible assets	669	887	2,864	2,295

Non-GAAP gross profit	$247,751	$198,326	$710,558	$562,261

Non-GAAP gross margin	85%	84%	85%	85%

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2011	2010	2011	2010

GAAP operating expenses	$191,265	$157,876	$550,409	$449,532

Deduct: Non-cash share-based compensation expense	(18,525)	(13,733)	(49,833)	(40,021)
Deduct: Amortization of intangible assets	(3,802)	(3,840)	(11,744)	(11,506)

Non-GAAP adjusted operating expenses	$168,938	$140,303	$488,832	$398,005

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2011	2010	2011	2010

GAAP operating income	$53,572	$37,956	$151,408	$106,266

Add: Non-cash share-based compensation expense	20,770	15,340	55,710	44,189
Add: Amortization of intangible assets	4,471	4,727	14,608	13,801

Non-GAAP adjusted operating income	$78,813	$58,023	$221,726	$164,256

Non-GAAP adjusted operating margin	27.2%	24.6%	26.5%	24.7%

CONTACT:
Media Contact:
Red Hat Inc.
Leigh Day, 919-754-4369
lday@redhat.com
or
Investor Relations:
Red Hat Inc.
Tom McCallum, 919-754-4630
tmccallum@redhat.com